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                                                                  EXHIBIT 23.1


                         INDEPENDENT AUDITORS' CONSENT





We consent to the incorporation by reference in Registration Statement No. 333-64073 of Florida Banks, Inc. on Form S-8 of our report dated January 29, 1999, appearing in this Annual Report on Form 10-K of Florida Banks, Inc. for the year ended December 31, 1998.


/s/ DELOITTE & TOUCHE LLP

Jacksonville, Florida
March 19, 1999